UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 23, 2022, the Company held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1 - Election of Directors.

	For	Withheld
Wayne Walker	15,124,874	4,497,255
Scot Cohen	16,784,937	2,837,192
TJ Kennedy	17,188,500	2,433,629
Michael Parris	15,259,861	4,362,268
Kimberly Sentovich	15,256,189	4,365,940
Kevin Sherman	15,685,330	3,936,799

The Company’s directors are elected by a plurality of the votes cast. Stockholders elected Wayne R. Walker, Scot Cohen, TJ Kennedy, Michael Parris, Kimberly Sentovich and Kevin Sherman, and to serve on the Board of Directors until the 2023 annual meeting of stockholders, or until their successors are duly elected and qualified.

Proposal No. 2 – Approval of an Amendment to the Company’s 2017 Equity Compensation Plan and Ratification of All Issuances Thereunder to Date.

For	Against	Abstain
14,868,653	4,689,198	43,478

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the amendment to increase the number of authorized shares issuable under the Company’s 2017 Equity Compensation Plan from 7.5 million to 9.0 million was approved and stockholders ratified all issuances thereunder to date.

Proposal No. 3 - Ratification of Rosenberg Rich Baker Berman, P.A. as the Company’s Independent Auditors for the Fiscal Year Ended December 31, 2022.

For	Against	Abstain
28,801,032	631,694	115,362

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2022.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on May 2, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: June 23, 2022	By:	/s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary